Exhibit 99.1

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

ANNOUNCES APPROVAL OF AMENDMENT TO WARRANT AGREEMENT AND

ADJOURNS SPECIAL MEETING OF STOCKHOLDERS

NEW YORK, NY – July 30, 2009 – Alternative Asset Management Acquisition Corp. (“AAMAC”) (NYSE Amex: AMV) today announced that at its Special Meeting of Warrantholders, warrantholders approved the proposed amendment to the warrant agreement governing its outstanding warrants exercisable for shares of AAMAC common stock. Approval of the amendment is a condition to the proposed acquisition (the “Acquisition”) by AAMAC of Great American Group, LLC (“Great American”) which will be considered and voted upon by AAMAC stockholders at the Special Meeting of AAMAC Stockholders which was convened today and immediately adjourned to 10:00 a.m. Eastern Time on Friday, July 31, 2009.

The amendment of the warrant agreement approved today requires the redemption of all of the outstanding warrants, including those held by AAMAC’s sponsors, at a price of $0.50 per warrant at any time on or prior to the 90th day following the closing of the proposed Acquisition. It also delays the commencement of the exercisability of the warrants from immediately following the proposed Acquisition to the 91st day following the consummation of the proposed Acquisition and precludes any adjustment of the warrants as a result of the proposed Acquisition.

Additional information regarding AAMAC, its proposed acquisition of Great American and the related transactions is available in the Definitive Proxy Statement/Prospectus and AAMAC’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 28, 2009 (the “Current Report”), copies of which, together with other reports filed by AAMAC, may be obtained without charge, at the SEC’s website at http://www.sec.gov.

About Alternative Asset Management Acquisition Corp.

AAMAC is a blank check company which was formed in 2007 for the purpose of acquiring through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination one or more businesses or assets. AAMAC’s initial public offering was consummated on August 7, 2007 and it received net proceeds of $397,560,377 through the sale of 41.4 million units, including 5.4 million units pursuant to the underwriters’ over-allotment option, at $10.00 per unit. Each unit is comprised of one share of AAMAC common stock and one warrant with an exercise price of $7.50. As of the record date for the Special Meetings, AAMAC held approximately $407.8 million (or approximately $9.84 per share) in a trust account maintained by an independent trustee, which will be released upon the consummation of the transaction.

Not a Proxy Statement

This press release is not a proxy statement or a solicitation of proxies from the holders of AAMAC securities and does not constitute an offer of any securities of Great American Group, Inc. (“GA”) for sale. Any solicitation of proxies will be made only by the Definitive Proxy Statement/Prospectus that was mailed to all AAMAC stockholders who held such securities as of the record date. Interested investors and security holders are urged to read the Definitive Proxy

Statement/Prospectus and appendices thereto and the Current Report because they contain important information about AAMAC, GA, Great American and the proposals to be presented at the Special Meeting of Stockholders.

Forward Looking Statements

Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These forward-looking statements include outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to the benefits of the transaction; the future financial performance of GA following the Acquisition; the growth of the market for GA’s services; expansion plans and opportunities; consolidation in the market for GA’s services generally; and other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions. These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (1) AAMAC’s ability to complete its initial business combination within the specified time limits; (2) difficulties encountered in integrating the merged companies; (3) officers and directors allocating their time to other businesses and potentially having conflicts of interest with AAMAC’s business or in approving the Acquisition; (4) success in retaining or recruiting, or changes required in, GA’s officers, key employees or directors following the Acquisition; (5) listing or delisting of AAMAC’s securities from the NYSE Amex or the ability to have GA’s securities listed on the Nasdaq Capital Market following the transaction; (6) the potential liquidity and trading of AAMAC’s and GA’s public securities; (7) GA’s revenues and operating performance; (8) changes in overall economic conditions; (9) anticipated business development activities of GA’s following the Acquisition; (10) risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); (11) the Note will be made in favor of certain parties related to GA and their interests may differ from those of GA’s securityholders; (12) GA’s obligations pursuant to the Note may negatively affect GA’s financial position and results of operations; (13) GA’s obligations pursuant to the Note may reduce GA’s ability to pursue future liquidation engagements and other business opportunities; (14) GA’s obligations pursuant to the Note may increase GA’s need for additional sources of financing in the future and there can be no assurance that GA will be able to obtain any additional financing on commercially reasonable terms, if at all; (15) if GA is unable to satisfy its obligations under the Note on or prior to the maturity date, there can be no assurance that GA will be able to refinance the Note on commercially reasonable terms, if at all; and (16) other risks referenced from time to time in AAMAC and GA’s filings with the SEC and those factors listed in the Definitive Proxy Statement/Prospectus under “Risk Factors”. None of AAMAC, Great American or GA assumes any obligation to update the information contained in this release.

Additional Information and Where to Find It

In connection with the proposed transaction, GA has filed with the SEC a Registration Statement on Form S-4 to register the securities to be issued to the stockholders and warrantholders of AAMAC. The registration statement includes the Definitive Proxy Statement/ Prospectus, which has been sent to the securityholders of AAMAC seeking their approval of the transaction and related matters. In addition, AAMAC and GA may file other relevant documents concerning the proposed transaction with the SEC.

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute a solicitation of proxies from the holders of common stock and warrants of AAMAC and does not constitute an offer of any securities for sale or a solicitation of an offer to buy or exchange any securities. AAMAC, Great American, GA and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the Special Meetings of AAMAC’s stockholders and AAMAC’s warrantholders to be held to approve the proposed transaction. The underwriters of AAMAC’s initial public offering may provide assistance to AAMAC, Great American, GA and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to AAMAC’s initial public offering were deferred pending stockholder approval of AAMAC’s initial business combination, and stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.

WE URGE INVESTORS AND SECURITYHOLDERS TO READ THE REGISTRATION STATEMENT FILED BY GA WITH THE SEC ON JULY 17, 2009, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT AAMAC, GREAT AMERICAN, GA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. AAMAC’s stockholders and warrantholders can also obtain copies of the definitive proxy statement/prospectus and the Current Report, without charge, by directing a request to: Alternative Asset Management Acquisition Corp., 590 Madison Avenue, 35th Floor, New York, New York 10022.

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Contacts:

Alternative Asset Management Acquisition Corp.

Contact: Chris Tofalli

Chris Tofalli Public Relations, LLC

(914) 834-4334

chris@tofallipr.com